Ohio National Variable Account R
Ohio National Life Assurance Corporation
Virtus VUL
GP VUL
Vari-Vest Survivor
Vari-Vest Asset Builder
Vari-Vest V
Supplement dated January 5, 2011 to the Prospectuses dated June 28, 2010
The following supplements and amends the prospectuses dated June 28, 2010:
Effective January 7, 2011, the ALPS Variable Insurance Trust AVS Listed Private Equity Portfolio is no longer an available investment option.